Basis of presentation and general information (Details Narrative) - USD ($)	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Disclosure of subsidiaries [abstract]
Name of reporting entity or other means of identification	Globus Maritime Limited
Domicile of entity	Marshall Islands
Description of nature of entity's operations and principal activities	The principal business of the Company is the ownership and operation of a fleet of dry bulk motor vessels (“m/v”), providing maritime services for the transportation of dry cargo products on a worldwide basis.
Description of compliance with IFRSs if applied for interim financial report	IAS 34
Increase (decrease) in working capital	$ 40,800,000	$ 37,800,000